UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 2, 2011

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Florida

(State or Other Jurisdiction

of Incorporation)

1-14260	65-0043078
(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

(561) 893-0101

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On November 2, 2011, GEO issued a press release (the “Press Release”) announcing its financial results for the fiscal quarter ended October 2, 2011, revising its financial guidance for full year 2011 and announcing its fourth quarter 2011 financial guidance, a copy of which is furnished hereto as Exhibit 99.1. GEO also held a conference call on November 2, 2011 to discuss its financial results for the quarter, its revised financial guidance for full year 2011 and its financial guidance for the fourth quarter of 2011, a transcript of which is furnished hereto as Exhibit 99.2.

In the Press Release, GEO provided Pro Forma Net Income, Adjusted EBITDA and Adjusted Funds from Operations for the fiscal quarter and year to date periods ended October 2, 2011 and the comparable prior-year periods that were not calculated in accordance with Generally Accepted Accounting Principles (the “Non-GAAP Information”) and are presented as supplemental disclosures. Generally, for purposes of Regulation G under the Securities Exchange Act of 1934, Non-GAAP Information is any numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Press Release presents the financial measure calculated and presented in accordance with GAAP, which is the most directly comparable to the Non-GAAP Information, with a prominence equal to or greater than its presentation of the Non-GAAP Information. The Press Release also contains a reconciliation of the Non-GAAP Information to the financial measure calculated and presented in accordance with GAAP which is the most directly comparable to the Non-GAAP Information.

Pro Forma Net Income is defined as net income adjusted for net loss attributable to non-controlling interests, start-up/transition expenses, net of tax, international bid and proposal expenses, net of tax, M&A related expenses, net of tax and loss on extinguishment of debt, net of tax as set forth in Table 1 of the Press Release. GEO believes that Pro Forma Net Income is useful to investors as it provides information about the performance of GEO’s overall business because such measure eliminates the effects of certain unusual or non-recurring charges that are not directly attributable to GEO’s underlying operating performance, it provides disclosure on the same basis as that used by GEO’s management and it provides consistency in GEO’s financial reporting and therefore continuity to investors for comparability purposes. GEO’s management uses Pro Forma Net Income to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units.

Adjusted EBITDA is defined as net income before net interest expense, income tax provision, depreciation and amortization, and tax provision on equity in earnings of affiliates, adjusted for net loss attributable to non-controlling interests, stock-based compensation, start-up/transition expenses, international bid and proposal expenses, M&A related expenses and loss on extinguishment of debt as set forth in Table 3 of the Press Release. GEO believes that Adjusted EBITDA is useful to investors as it provides information about the performance of GEO’s overall business because such measure eliminates the effects of certain unusual or non-recurring charges that are not directly attributable to GEO’s underlying operating performance, it provides disclosure on the same basis as that used by GEO’s management and it provides consistency in GEO’s financial reporting and therefore continuity to investors for comparability purposes. GEO’s management uses Adjusted EBITDA to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units.

Adjusted Funds From Operations is defined as net income excluding depreciation and amortization, income tax provision, income taxes paid, stock-based compensation, maintenance capital expenditures, net equity in earnings of affiliates, amortization of debt costs and other non-cash interest, net loss attributable to non-controlling interests, start-up/ transition expenses, international bid and proposal expenses, M&A related expenses and loss on extinguishment of debt as set forth in Table 4 of the Press Release. GEO believes that Adjusted Funds From Operations is useful to investors as it provides information regarding cash that GEO’s operating business generates before taking into account certain cash and non-cash items that are non-operational or infrequent in nature, it provides disclosure on the same basis as that used by GEO’s management and it provides consistency in GEO’s financial reporting and therefore continuity to investors for comparability purposes. GEO’s management uses Adjusted Funds From Operations to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units.

The Non-GAAP Financial Information should be considered in addition to results that are prepared under current accounting standards but should not be considered a substitute for, or superior to, financial information prepared in accordance with GAAP. The Non-GAAP Financial Information may differ from similarly titled measures presented by other companies. The Non-GAAP Financial Information, as well as other information in the Press Release, should be read in conjunction with GEO’s financial statements filed with the Securities and Exchange Commission. The information set forth in Item 2.02 in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in Item 2.02 in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Safe-Harbor Statement

This Form 8-K contains forward-looking statements regarding future events and future performance of GEO that involve risks and uncertainties that could materially affect actual results, including statements regarding estimated financial guidance for fourth quarter 2011 and full year 2011, estimates regarding carrying costs, business development opportunities and expected fees and expenses related to these business development opportunities, GEO’s ability to maintain growth and strengthen contract relationships, and GEO’s ability to meet the increasing demand for correctional, detention, and residential treatment services, and long-term growth prospects in its industry. Factors that could cause actual results to vary from current expectations and forward-looking statements contained in this Form 8-K include, but are not limited to those factors contained in GEO’s Securities and Exchange Commission filings, including the Form 10-K, 10-Q and 8-K reports.

Section  9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 2, 2011, announcing GEO’s financial results for the fiscal quarter ended October 2, 2011.

99.2	Transcript of Conference Call discussing GEO’s financial results for the fiscal quarter ended October 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

November 8, 2011	By:	/s/ Brian R. Evans
Date		Brian R. Evans
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 2, 2011, announcing GEO’s financial results for the fiscal quarter ended October 2, 2011.

99.2	Transcript of Conference Call discussing GEO’s financial results for the fiscal quarter ended October 2, 2011.